LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

$528,112,000 (Approximate) STRUCTURED ADJUSTABLE RATE MORTGAGE LOAN TRUST, SERIES 2005-6XS SENIOR/SUBORDINATE CERTIFICATES Available Funds Floaters No Hard Cap – Act/360 – No Delay

To 10% Call
			Est.	Payment			Legal	Expected
	Approximate		WAL(2)	Window(2)	Initial	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	C/E (3)	Margin	Maturity	Moody’s/S&P
A1	209,306,000	1 M LIBOR	1.00	1-21	10.50%	TBD	03/25/2035	Aaa/AAA
A2	219,527,000	1 M LIBOR	3.00	21-70	10.50%	TBD	03/25/2035	Aaa/AAA
A3	45,487,000	1 M LIBOR	6.13	70-74	10.50%	TBD	03/25/2035	Aaa/AAA
A4(4)	17,489,000	1 M LIBOR	4.32	39-74	7.20%	TBD	03/25/2035	Aaa/NR
M1	14,309,000	1 M LIBOR	4.27	38-74	4.50%	TBD	03/25/2035	Aa2/AA
M2	14,574,000	1 M LIBOR	4.24	37-74	1.75%	TBD	03/25/2035	A2/A
M3	7,420,000	1 M LIBOR	3.75	37-73	0.35%	TBD	03/25/2035	Baa2/BBB

To Maturity
			Est.	Payment			Legal	Expected
	Approximate		WAL(2)	Window(2)	Initial	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	C/E (3)	Margin	Maturity	Moody’s/S&P
A1	209,306,000	1 M LIBOR	1.00	1-21	10.50%	TBD	03/25/2035	Aaa/AAA
A2	219,527,000	1 M LIBOR	3.00	21-70	10.50%	TBD	03/25/2035	Aaa/AAA
A3	45,487,000	1 M LIBOR	8.26	70-182	10.50%	TBD	03/25/2035	Aaa/AAA
A4(4)	17,489,000	1 M LIBOR	4.71	39-129	7.20%	TBD	03/25/2035	Aaa/NR
M1	14,309,000	1 M LIBOR	4.61	38-117	4.50%	TBD	03/25/2035	Aa2/AA
M2	14,574,000	1 M LIBOR	4.42	37-102	1.75%	TBD	03/25/2035	A2/A
M3	7,420,000	1 M LIBOR	3.75	37-73	0.35%	TBD	03/25/2035	Baa2/BBB

(1)

Subjected to a permitted variance of +5% in aggregate.

(2)

The Certificates will be priced assuming 100% of the Prepayment Assumption. 100% of the Prepayment Assumption for the fixed rate mortgage loans assumes a speed of 4% CPR for the first month in the life of the loan gradually increasing to 20% CPR for month 12 and remaining constant thereafter. 100% of the Prepayment Assumption for the adjustable rate mortgage loans assumes a speed of 2% CPR for the first month in the life of the loan gradually increasing to 30% CPR in month 12, remaining constant at 30% CPR up to and including month 22, remaining constant at 50% CPR in months 23 through 27 and remaining constant at 35% CPR in month 28 and thereafter.  Any Certificates sold at a discount will be priced at 30% CPR.

(3)

Initial Credit Enhancement includes overcollateralization of approximately 0.35%.

(4)

The Class A4 Certificates are the Subordinate Senior Certificates.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Principal Payment Priority

I.  Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

Principal will be allocated to the Class A1, Class A2 and Class A3 Certificates, sequentially and in that order, until reduced to zero; and

2)

All remaining principal will be allocated to the Class A4, M1, M2 and M3 Certificates, sequentially and in that order, until reduced to zero.

II.

  On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)

Principal will first be allocated to the Senior Certificates in accordance with priority (I)(1) above, provided, however that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate; and

2)

All remaining principal will be allocated to the Class A4, M1, M2 and M3 Certificates sequentially and in that order, until the credit enhancement behind each class is equal to two times the related initial enhancement percentage.

.

The Stepdown Date is the later of (i) the Distribution Date upon which the original Senior Enhancement Percentage (as defined herein) meets or exceeds the Targeted Senior Enhancement Percentage of 21.00%, or (ii) the 37th distribution date.

Interest Payment Priority

The Interest Rates for the Class A1, A2, A3, A4, M1, M2 and M3 Certificates (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) the Net Funds Cap (as defined herein).  Interest for the LIBOR Certificates will be calculated on an actual/360 basis.

The “Accrual Period” for the LIBOR Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on February 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees: Servicing Fee and Mortgage Insurance Fee;

(2)

To pay Current Interest and Carryforward Interest to the Class A1, A2 and A3 Certificates on a pro rata basis;

(3)

To pay Current Interest and Carryforward Interest to the Class A4, M1, M2 and M3 Certificates, sequentially and in that order;

(4)

To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(5)

Any interest remaining after the application of (1) through (4) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Payment Date, as needed to maintain the Overcollateralization Target;

(6)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2 and A3 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not covered by the Interest Rate Cap Agreement(1);

(7)

To pay sequentially to the Class A4, M1, M2 and M3 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not covered by the Interest Rate Cap Agreement(1);

(8)

To pay sequentially to the Class A4, M1, M2 and M3 Certificates any Deferred Amounts; and

(9)

To pay remaining amounts to the holder of the Class X Certificate.(1)

(1)  Any amounts received from the Interest Rate Cap Agreement will be allocated in steps (6), (7) and (9), in that order of priority.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

Current Interest

“Current Interest” for any Class of LIBOR Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Interest Rate Cap Agreement

The Interest Rate Cap Agreement will be purchased by the Trust to (i) protect against interest rate risk from upward movement in one-month LIBOR and (ii) diminish basis risk associated with the hybrid adjustable-rate mortgage loans and the fixed-rate mortgage loans.  The Interest Rate Cap Agreement is not subordinated to losses. The 39-month Interest Rate Cap Agreement has a lower strike rate and an upper strike rate.  It will contribute cash in the event one-month LIBOR rises above the lower strike rate up to a maximum of the difference between the upper and lower strike rates.

The Notional Balance of the Interest Rate Cap Agreement will amortize according to its schedule.  If in any period the Notional Balance of the Interest Rate Cap Agreement exceeds the outstanding principal balance of the LIBOR Certificates, the portion of the Interest Rate Cap payments available to benefit the Certificates will be limited to the amounts accrued on this lower balance.  The difference between amounts accrued on the Notional Balance of the Interest Rate Cap Agreement and the balance of the Certificates will be paid directly to the Class X Certificates.

Month	Approximate Notional Balance ($)	Lower Strike Rate (%)	Upper Strike Rate (%)	Month	Approximate Notional Balance ($)	Lower Strike Rate (%)	Upper Strike Rate (%)
1	529,966,818.11	2.00%	6.00%	21	207,216,516.97	2.00%	6.00%
2	521,720,983.01	2.00%	6.00%	22	189,907,541.18	2.00%	6.00%
3	511,961,459.81	2.00%	6.00%	23	174,128,891.04	2.00%	6.00%
4	500,714,267.81	2.00%	6.00%	24	159,740,449.98	2.00%	6.00%
5	488,018,685.90	2.00%	6.00%	25	146,615,188.94	6.00%	9.00%
6	473,927,487.58	2.00%	6.00%	26	135,646,020.33	6.00%	9.00%
7	458,507,007.71	2.00%	6.00%	27	126,361,505.20	6.00%	9.00%
8	441,837,025.92	2.00%	6.00%	28	118,423,463.86	6.00%	9.00%
9	424,010,452.80	2.00%	6.00%	29	111,579,515.67	6.00%	9.00%
10	405,132,806.93	2.00%	6.00%	30	105,640,699.55	6.00%	9.00%
11	386,399,392.54	2.00%	6.00%	31	100,461,249.99	6.00%	9.00%
12	367,850,339.15	2.00%	6.00%	32	95,535,472.99	6.00%	9.00%
13	349,524,785.46	2.00%	6.00%	33	90,851,005.52	6.00%	9.00%
14	331,503,077.77	2.00%	6.00%	34	86,398,377.11	7.00%	9.00%
15	313,819,152.39	2.00%	6.00%	35	82,163,744.37	7.00%	9.00%
16	296,505,065.79	2.00%	6.00%	36	78,136,548.84	7.00%	9.00%
17	279,590,869.15	2.00%	6.00%	37	74,306,533.92	7.00%	9.00%
18	263,104,405.24	2.00%	6.00%	38	70,664,054.03	7.00%	9.00%
19	247,071,484.32	2.00%	6.00%	39	67,199,954.55	7.00%	9.00%
20	226,215,728.28	2.00%	6.00%	40	0.00	-	-

On each Distribution Date, the cap provider will make payments equal to the product of (a) the Interest Rate Cap Agreement Notional Balance for that month, (b) the excess of (i) the lesser of (x) one-month LIBOR and (y) the upper strike rate over (ii) the lower strike rate and (c) the actual number of days in the corresponding Accrual Period for the transaction divided by 360.

Net Funds Cap

The “Net Funds Cap” for each Distribution Date will be the annual rate equal to (a) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans, as of the first day of the related collection period, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and, in the case of an Insured Mortgage Loan, the Mortgage Insurance Fee Rate.

Origination and Servicing

The majority of the Mortgage Loans were originated by Aurora (86.29%) and BNC (8.48%) and as of the Closing Date will initially be serviced by Aurora (91.52%) and Option One (8.48%).  All of the loans serviced by Option One will be transferred to Aurora on April 1, 2005.

Mortgage Insurance

All of the first lien Mortgage Loans with over 80% Loan-to-Value (“LTV”) will be covered by a loan level primary mortgage insurance policy provided by RMIC, PMI or certain other providers.  This coverage will generally reduce the LTV of the insured loans to 60%.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class M3 Certificates, the Class M2 Certificates, the Class M1 Certificates and finally to the Class A4 Certificates.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2 and A3 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Subordinate Senior Certificates and Subordinate Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2 and A3 Certificates will double and the margins on the Class A4, M1, M2 and M3 Certificates will increase to 1.5 times their initial margins.

Credit Enhancement

Subordination

Classes A1, A2 and A3 will have limited protection by means of the subordination of the Subordinate Senior Certificates and Subordinate Certificates.  Classes A1, A2 and A3 will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  The Class A4 Certificates will be senior to each Class of Class M Certificates and each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Subordinate Senior Certificates and Subordinate Classes will be reduced by the Applied Loss Amount in the following order: Class M3 Certificates, Class M2 Certificates, Class M1 Certificates and finally to the Class A4 Certificates, until all of the Subordinate Certificates and Subordinate Senior Certificates have been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess spread will be used to maintain the OC Target.

The “OC Target” will not step down.  The OC Target with respect to any Distribution Date is equal to the initial OC, or approximately 0.35% of the Cut-off Date collateral balance.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 28.00% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date

Loss Percentage

March 2008 to February 2009

1.00% for the first month, plus an additional 1/12th of 0.50% for each month thereafter

March 2009 to February 2010

1.50% for the first month, plus an additional 1/12th of

0.50% for each month thereafter

March 2010 to February 2011

2.00% for the first month, plus an additional 1/12th of

0.25% for each month thereafter

March 2011 and thereafter

2.25%

Trigger Events (continued)

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Subordinate Senior Certificates, Subordinate Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Bob Caldwell	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Jenna Levine	(212) 526-1453
	Christina Barretto	(212) 526-2185
	Patrick Fruzzetti	(212) 526-2693

Rating Agency Contacts

S&P	Nicola Hudson	(212) 438-1715
Moody’s	Marjan Riggi	(212) 553-4468

Summary of Terms
Issuer:	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-6XS
Depositor:	Structured Asset Securities Corporation
Trustee:	LaSalle Bank, N.A.
Master Servicer:	Aurora Loan Services
Lead Underwriter:	Lehman Brothers Inc.
Distribution Date:	25th of each month, or the next succeeding Business Day First Distribution Date: March 25, 2005
Statistical Cut-Off Date:	Approximately 91.52% of the Mortgage Loans are as of January 1, 2005. Approximately 8.48% of the Mortgage Loans are as of January 21, 2005.
Cut-Off Date:	February 1, 2005
Pricing Date:	Week of February 14, 2005
Closing Date:	February 28, 2005
Settlement Date:	February 28, 2005 through DTC, Euroclear or Cedel Bank
Delay Days:	0 day delay – All Classes
Dated Date:	February 25, 2005
Day Count:	Actual/360 on Classes A1, A2, A3, A4, M1, M2 and M3
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	The servicing fee is equal to 0.375% of the loan principal balance annually.
Clearing/Registration:	Book-entry through DTC, Euroclear, and Cedel
Denomination:	Minimum $25,000; increments $1 in excess thereof for Classes A1, A2, A3 and A4. Minimum $100,000; increments $1 in excess thereof for the Subordinate Certificates.
SMMEA Eligibility:	None of the classes are expected to be SMMEA eligible.
ERISA Eligibility:	The Class A and Class M Certificates are expected to be ERISA eligible.
Tax Status:	REMIC for Federal income tax purposes

Sensitivity Analysis – To 10% Call

% PPA (1)	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	1.64	1.22	1.00	0.84	0.74
Window (mos)	1-37	1-25	1-21	1-18	1-15
Expected Final Mat.	3/25/2008	3/25/2007	11/25/2006	8/25/2006	5/25/2006

Class A2
Avg. Life (yrs)	6.16	4.11	3.00	2.29	1.85
Window (mos)	37-142	25-96	21-70	18-54	15-32
Expected Final Mat.	12/25/2016	2/25/2013	12/25/2010	8/25/2009	10/25/2007

Class A3
Avg. Life (yrs)	12.30	8.30	6.13	4.72	3.32
Window (mos)	142-148	96-100	70-74	54-57	32-45
Expected Final Mat.	6/25/2017	6/25/2013	4/25/2011	11/25/2009	11/25/2008

Class A4
Avg. Life (yrs)	8.19	5.50	4.32	3.88	3.74
Window (mos)	49-148	37-100	39-74	41-57	45-45
Expected Final Mat.	6/25/2017	6/25/2013	4/25/2011	11/25/2009	11/25/2008

Class M1
Avg. Life (yrs)	8.19	5.50	4.27	3.73	3.62
Window (mos)	49-148	37-100	38-74	39-57	41-45
Expected Final Mat.	6/25/2017	6/25/2013	4/25/2011	11/25/2009	11/25/2008

Class M2
Avg. Life (yrs)	8.19	5.50	4.24	3.64	3.38
Window (mos)	49-148	37-100	37-74	37-57	38-45
Expected Final Mat.	6/25/2017	6/25/2013	4/25/2011	11/25/2009	11/25/2008

Class M3
Avg. Life (yrs)	7.16	4.80	3.75	3.28	3.13
Window (mos)	49-147	37-99	37-73	37-56	37-44
Expected Final Mat.	5/25/2017	5/25/2013	3/25/2011	10/25/2009	10/25/2008

(1)

Assumes 100% of the Prepayment Assumption as defined on page 1.

Sensitivity Analysis – To 10% Call

% CPR	20%	30%	40%

Class A1
Avg. Life (yrs)	1.05	0.67	0.48
Window (mos)	1-27	1-17	1-12
Expected Final Mat.	5/25/2007	7/25/2006	2/25/2006

Class A2
Avg. Life (yrs)	4.85	3.02	1.97
Window (mos)	27-115	17-74	12-52
Expected Final Mat.	9/25/2014	4/25/2011	6/25/2009

Class A3
Avg. Life (yrs)	9.97	6.47	4.56
Window (mos)	115-120	74-78	52-55
Expected Final Mat.	2/25/2015	8/25/2011	9/25/2009

Class A4
Avg. Life (yrs)	6.54	4.48	3.91
Window (mos)	37-120	39-78	42-55
Expected Final Mat.	2/25/2015	8/25/2011	9/25/2009

Class M1
Avg. Life (yrs)	6.54	4.43	3.72
Window (mos)	37-120	38-78	40-55
Expected Final Mat.	2/25/2015	8/25/2011	9/25/2009

Class M2
Avg. Life (yrs)	6.54	4.40	3.59
Window (mos)	37-120	37-78	38-55
Expected Final Mat.	2/25/2015	8/25/2011	9/25/2009

Class M3
Avg. Life (yrs)	5.68	3.86	3.25
Window (mos)	37-119	37-77	37-54
Expected Final Mat.	1/25/2015	7/25/2011	8/25/2009

Sensitivity Analysis – To Maturity

% PPA (1)	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	1.64	1.22	1.00	0.84	0.74
Window (mos)	1-37	1-25	1-21	1-18	1-15
Expected Final Mat.	3/25/2008	3/25/2007	11/25/2006	8/25/2006	5/25/2006

Class A2
Avg. Life (yrs)	6.16	4.11	3.00	2.29	1.85
Window (mos)	37-142	25-96	21-70	18-54	15-32
Expected Final Mat.	12/25/2016	2/25/2013	12/25/2010	8/25/2009	10/25/2007

Class A3
Avg. Life (yrs)	16.21	11.18	8.26	6.39	4.55
Window (mos)	142-312	96-239	70-182	54-144	32-116
Expected Final Mat.	2/25/2031	1/25/2025	4/25/2020	2/25/2017	10/25/2014

Class A4
Avg. Life (yrs)	8.94	6.04	4.71	4.18	4.29
Window (mos)	49-247	37-173	39-129	41-100	46-80
Expected Final Mat.	9/25/2025	7/25/2019	11/25/2015	6/25/2013	10/25/2011

Class M1
Avg. Life (yrs)	8.84	5.96	4.61	3.99	3.83
Window (mos)	49-227	37-158	38-117	39-90	41-72
Expected Final Mat.	1/25/2024	4/25/2018	11/25/2014	8/25/2012	2/25/2011

Class M2
Avg. Life (yrs)	8.56	5.76	4.42	3.78	3.50
Window (mos)	49-202	37-138	37-102	37-78	38-62
Expected Final Mat.	12/25/2021	8/25/2016	8/25/2013	8/25/2011	4/25/2010

Class M3
Avg. Life (yrs)	7.16	4.80	3.75	3.28	3.13
Window (mos)	49-147	37-99	37-73	37-56	37-44
Expected Final Mat.	5/25/2017	5/25/2013	3/25/2011	10/25/2009	10/25/2008

(1)

Assumes 100% of the Prepayment Assumption as defined on page 1.

Sensitivity Analysis – To Maturity

% CPR	20%	30%	40%

Class A1
Avg. Life (yrs)	1.05	0.67	0.48
Window (mos)	1-27	1-17	1-12
Expected Final Mat.	5/25/2007	7/25/2006	2/25/2006

Class A2
Avg. Life (yrs)	4.85	3.02	1.97
Window (mos)	27-115	17-74	12-52
Expected Final Mat.	9/25/2014	4/25/2011	6/25/2009

Class A3
Avg. Life (yrs)	13.28	8.66	6.14
Window (mos)	115-268	74-183	52-131
Expected Final Mat.	6/25/2027	5/25/2020	1/25/2016

Class A4
Avg. Life (yrs)	7.16	4.89	4.20
Window (mos)	37-204	39-134	42-95
Expected Final Mat.	2/25/2022	4/25/2016	1/25/2013

Class M1
Avg. Life (yrs)	7.08	4.79	3.97
Window (mos)	37-187	38-122	40-87
Expected Final Mat.	9/25/2020	4/25/2015	5/25/2012

Class M2
Avg. Life (yrs)	6.85	4.60	3.74
Window (mos)	37-165	37-107	38-76
Expected Final Mat.	11/25/2018	1/25/2014	6/25/2011

Class M3
Avg. Life (yrs)	5.68	3.86	3.25
Window (mos)	37-119	37-77	37-54
Expected Final Mat.	1/25/2015	7/25/2011	8/25/2009

Available Funds Cap Schedule* (1) (2)

*The Effective Available Funds Cap is shown for the first 39 Distribution Dates.  For purposes of this calculation, it was assumed that payments on the Interest Rate Cap were available to the Senior Certificates.

Period	Available Funds Cap (%)	Period	Available Funds Cap (%)
1	10.79521	31	8.96620
2	9.71455	32	9.23865
3	9.99773	33	8.93920
4	9.63238	34	8.77353
5	9.90543	35	10.04123
6	9.53563	36	10.02005
7	9.48142	37	10.68857
8	9.73722	38	9.97804
9	9.36056	39	10.29910
10	9.60325	40	9.17542
11	9.23096	41	10.35220
12	9.16354	42	10.00829
13	10.06539	43	9.99821
14	9.01492	44	10.32096
15	9.23237	45	9.98383
16	8.85048	46	10.31052
17	9.05507	47	10.70746
18	8.67233	48	10.69486
19	8.57885	49	11.82665
20	8.70487	50	10.66928
21	8.29032	51	11.01320
22	8.48524	52	10.64482
23	9.08668	53	11.00042
24	9.01059	54	10.63215
25	9.31254	55	10.61861
26	8.36855	56	10.95844
27	8.59228	57	10.59436
28	8.26816	58	10.93311
29	9.32520	59	10.56636
30	8.99206	60	10.55779

(1)

Based on one-month LIBOR and six-month LIBOR of 20% for each period.

(2)

Assumes 100% of the Prepayment Assumption as defined on page 1.

Excess Spread (1)(2)

Period	Excess Spread	Period	Excess Spread
1	3.41%	31	2.73%
2	2.87%	32	2.86%
3	2.86%	33	2.70%
4	2.65%	34	2.83%
5	2.65%	35	3.51%
6	2.45%	36	3.48%
7	2.36%	37	3.76%
8	2.43%	38	3.48%
9	2.23%	39	3.63%
10	2.28%	40	3.47%
11	2.07%	41	3.95%
12	2.05%	42	3.79%
13	2.40%	43	3.77%
14	1.96%	44	3.90%
15	2.05%	45	3.74%
16	1.88%	46	3.87%
17	1.99%	47	3.76%
18	1.82%	48	3.75%
19	1.79%	49	4.18%
20	1.91%	50	3.71%
21	1.75%	51	3.85%
22	1.86%	52	3.68%
23	2.62%	53	3.88%
24	2.67%	54	3.71%
25	3.08%	55	3.69%
26	2.63%	56	3.82%
27	2.75%	57	3.66%
28	2.59%	58	3.79%
29	2.92%	59	3.69%
30	2.75%	60	3.67%

(1)

Based on gradually increasing one-month LIBOR and six-month LIBOR.

(2)

Assumes prepayments occur at 100% of the Prepayment Assumption as defined on page 1.

SARM 2005-6XS Collateral Summary

Total Number of Loans	2,664	Primary Mortgage Insurance Coverage
Total Outstanding Loan Balance	$529,966,818	Yes	2.2%
Average Loan Principal Balance	$198,936	No	97.8%
Fixed Rate	9.2%
Adjustable Rate	90.8%	Primary Mortgage Insurance Coverage
Prepayment Penalty	54.8%	(First Lien Loans with LTV > 80%)
Weighted Average Coupon	6.5%	Yes	100.0%
Weighted Average Margin	5.0%
Weighted Average Initial Periodic Cap	2.1%	Lien Position
Weighted Average Periodic Cap	1.9%	First	100.0%
Weighted Average Maximum Rate	12.5%
Weighted Average Floor	5.2%	Loan Purpose
Weighted Average Original Term (mo.)	359	Purchase	77.6%
Weighted Average Remaining Term (mo.)	358	Cash Out Refinance	17.7%
Weighted Average Loan Age (mo.)	1	Rate/Term Refinance	4.7%
Weighted Average Combined LTV	77.6%
Weighted Average Full Combined LTV	90.3%	Geographic Distribution
% of Loans with Junior Liens	72.0%	(Other states account individually for less than
Non-Zero Weighted Average FICO	713	3% of the Cut-off Date principal balance)
Non-Zero Weighted Average DTI	36.8%	CA	27.3%
% IO Loans	79.7%	AZ	9.5%
		FL	8.7%
Product Type		NV	5.5%
2/28 ARM (Libor)	47.2%	CO	5.3%
3/27 ARM (Libor)	43.2%	WA	4.7%
Fixed Rate	9.2%	TX	4.1%
5/25 ARM (Libor)	0.4%	MD	3.3%
Balloon	0.0%	UT	3.3%
		VA	3.2%
Documentation Type
Limited	47.8%	Occupancy Status
Full	27.6%	Investment	52.2%
No Documentation	12.4%	Primary Home	42.3%
Stated	12.2%	Second Home	5.5%

Collateral information is as of the Statistical Cut-off Date.

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Non- IO Loans:
2/28 ARM (Libor)	232	$35,984,723.60	33.51%	7.034%	100.00%	705	78.45%	28.86%
3/27 ARM (Libor)	155	21,808,156.17	20.31	6.722	100.00	712	77.76	23.11
5/25 ARM (Libor)	4	1,909,800.00	1.78	6.301	100.00	721	70.67	37.78
Balloon	1	63,000.00	0.06	7.500	0.00	650	56.25	100.00
Fixed Rate	262	47,620,548.42	44.35	6.558	0.00	687	71.59	44.41
Subtotal (Non-IO):	654	$107,386,228.19	100.00%	6.747%	55.60%	699	75.11%	34.79%

Interest-Only Loans:
2/28 ARM (Libor)	969	$213,985,374.04	50.64%	6.437%	100.00%	718	78.38%	26.66%
3/27 ARM (Libor)	1,033	207,013,077.39	48.99	6.313	100.00	716	78.24	24.42
5/25 ARM (Libor)	3	454,161.99	0.11	6.335	100.00	675	78.28	100.00
Fixed Rate	5	1,127,976.50	0.27	6.212	0.00	758	67.77	66.93
Subtotal (IO Loans):	2,010	$422,580,589.92	100.00%	6.375%	99.73%	717	78.28%	25.75%

Total:	2,664	$529,966,818.11	100.00%	6.451%	90.79%	713	77.64%	27.58%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Interest-Only Loans:
24	19	$2,248,876.50	0.53%	6.400%	100.00%	730	68.60%	9.58%
36	20	3,835,819.46	0.91	6.319	100.00	708	78.45	46.76
60	1,967	415,125,043.96	98.24	6.375	99.73	717	78.35	25.68
120	4	1,370,850.00	0.32	6.609	100.00	682	74.03	14.36
Total:	2,010	$422,580,589.92	100.00%	6.375%	99.73%	717	78.28%	25.75%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
0.01 - 50,000.00	82	$3,442,578.22	0.65%	7.393%	83.67%	712	76.38%	32.56%
50,000.01 - 100,000.00	430	33,784,302.77	6.37	6.718	87.51	718	77.80	38.99
100,000.01 - 150,000.00	677	84,446,232.04	15.93	6.473	90.95	719	78.47	41.02
150,000.01 - 200,000.00	508	88,205,968.21	16.64	6.349	88.82	714	78.04	35.63
200,000.01 - 250,000.00	321	71,961,044.16	13.58	6.276	92.26	710	78.02	27.44
250,000.01 - 300,000.00	224	61,185,984.24	11.55	6.310	91.39	710	77.94	24.68
300,000.01 - 350,000.00	146	47,297,802.28	8.92	6.349	87.54	707	77.22	16.40
350,000.01 - 400,000.00	93	34,796,436.26	6.57	6.372	94.67	714	77.90	20.32
400,000.01 - 450,000.00	40	17,062,166.53	3.22	6.705	87.64	713	78.35	27.23
450,000.01 - 500,000.00	47	22,534,818.21	4.25	6.570	91.46	709	77.49	16.92
500,000.01 - 550,000.00	24	12,536,357.06	2.37	6.570	95.79	704	76.58	20.82
550,000.01 - 600,000.00	21	12,116,754.86	2.29	6.658	90.47	720	75.98	14.23
600,000.01 - 650,000.00	17	10,729,321.81	2.02	6.422	94.15	707	76.21	11.77
>= 650,000.01	34	29,867,051.46	5.64	6.880	94.65	715	74.24	6.94
Total:	2,664	$529,966,818.11	100.00%	6.451%	90.79%	713	77.64%	27.58%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1st Lien	2,664	$529,966,818.11	100.00%	6.451%	90.79%	713	77.64%	27.58%
Total:	2,664	$529,966,818.11	100.00%	6.451%	90.79%	713	77.64%	27.58%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Purchase	2,132	$411,237,230.34	77.60%	6.445%	97.41%	719	79.01%	27.55%
Cash Out Refinance	410	93,807,192.04	17.70	6.538	63.69	692	71.98	29.42
Rate/Term Refinance	122	24,922,395.73	4.70	6.212	83.50	698	76.27	21.13
Total:	2,664	$529,966,818.11	100.00%	6.451%	90.79%	713	77.64%	27.58%

Occupancy Status

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Investment	1,672	$276,547,204.21	52.18%	6.660%	97.54%	719	78.05%	34.94%
Primary Home	851	224,302,551.52	42.32	6.214	81.92	704	77.08	20.98
Second Home	141	29,117,062.38	5.49	6.276	95.02	726	78.05	8.51
Total:	2,664	$529,966,818.11	100.00%	6.451%	90.79%	713	77.64%	27.58%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 180	22	$2,462,784.66	0.46%	6.317%	0.00%	683	63.23%	38.73%
181 - 240	4	531,600.00	0.10	6.572	0.00	664	73.41	100.00
241 - 360	2,638	526,972,433.45	99.43	6.451	91.31	713	77.71	27.45
Total:	2,664	$529,966,818.11	100.00%	6.451%	90.79%	713	77.64%	27.58%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 180	22	$2,462,784.66	0.46%	6.317%	0.00%	683	63.23%	38.73%
181 - 240	4	531,600.00	0.10	6.572	0.00	664	73.41	100.00
241 - 360	2,638	526,972,433.45	99.43	6.451	91.31	713	77.71	27.45
Total:	2,664	$529,966,818.11	100.00%	6.451%	90.79%	713	77.64%	27.58%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
CA	459	$144,720,579.98	27.31%	6.364%	86.85%	707	75.78%	20.74%
AZ	315	50,169,611.32	9.47	6.320	97.72	719	78.68	31.90
FL	260	46,209,438.26	8.72	6.523	94.27	719	78.34	15.57
NV	139	29,068,666.40	5.48	6.338	96.77	714	77.60	21.38
CO	147	27,853,104.71	5.26	6.206	97.64	716	78.88	36.79
WA	126	24,659,932.57	4.65	6.350	98.89	728	78.59	48.13
TX	181	21,697,479.80	4.09	6.602	96.45	723	80.07	38.50
MD	90	17,590,831.24	3.32	6.425	98.90	702	78.40	22.46
UT	103	17,552,842.44	3.31	6.417	89.61	718	79.43	34.64
VA	81	16,819,352.56	3.17	6.338	95.52	704	79.15	28.95
Other	763	133,624,978.83	25.21	6.660	84.60	712	77.67	30.95
Total:	2,664	$529,966,818.11	100.00%	6.451%	90.79%	713	77.64%	27.58%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Loan-to-Value Ratio
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
< = 60.00%	100	$18,630,040.30	3.52%	6.220%	55.22%	697	52.37%	26.28%
60.01 - 70.00%	203	50,406,420.52	9.51	6.393	83.52	705	67.76	17.81
70.01 – 80.00%	2,294	449,257,210.68	84.77	6.455	92.84	715	79.45	29.06
80.01 – 85.00%	4	1,334,733.94	0.25	6.617	100.00	681	84.50	16.18
85.01 – 90.00%	42	6,747,210.44	1.27	7.045	100.00	693	89.83	16.25
90.01 – 95.00%	21	3,591,202.23	0.68	6.678	100.00	674	94.85	11.97
Total:	2,664	$529,966,818.11	100.00%	6.451%	90.79%	713	77.64%	27.58%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
621 - 640	39	$7,579,698.62	1.43%	6.860%	43.50%	638	73.53%	25.71%
641 - 660	121	21,138,650.13	3.99	6.726	57.63	650	74.46	41.89
661 - 680	340	70,573,160.65	13.32	6.633	85.49	672	77.29	24.99
681 - 700	606	125,781,963.05	23.73	6.360	92.70	690	78.29	20.33
701 - 720	452	99,189,982.72	18.72	6.452	93.61	710	77.04	22.27
721 - 740	387	76,210,191.82	14.38	6.469	95.30	731	77.76	26.12
741 - 760	336	62,720,232.73	11.83	6.337	95.77	750	78.06	30.30
761 - 780	236	41,052,705.11	7.75	6.306	95.05	771	78.34	43.71
>= 781	147	25,720,233.28	4.85	6.495	93.98	791	79.06	51.34
Total:	2,664	$529,966,818.11	100.00%	6.451%	90.79%	713	77.64%	27.58%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Single Family	1,523	$288,628,948.27	54.46%	6.420%	88.45%	712	77.63%	27.87%
PUD	566	118,920,348.13	22.44	6.280	96.60	716	78.09	28.09
2-4 Family	376	89,274,776.07	16.85	6.690	90.73	713	76.89	28.61
Condo	199	33,142,745.64	6.25	6.683	90.50	711	78.08	20.45
Total:	2,664	$529,966,818.11	100.00%	6.451%	90.79%	713	77.64%	27.58%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 –12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49– 60 Months	Total
2/28 ARM (Libor)	$148,441,787.91	$9,538,216.09	$91,346,172.41	$643,921.23	$0.00	$0.00	$249,970,097.64
3/27 ARM (Libor)	74,142,998.02	4,054,024.34	12,831,102.82	137,793,108.38	0.00	0.00	228,821,233.56
Fixed Rate	16,794,245.08	1,791,800.00	320,624.92	29,841,854.92	0.00	0.00	48,748,524.92
5/25 ARM (Libor)	0.00	0.00	90,961.99	2,273,000.00	0.00	0.00	2,363,961.99
Balloon	63,000.00	0.00	0.00	0.00	0.00	0.00	63,000.00
Total:	$239,442,031.01	$15,384,040.43	$104,588,862.14	$170,551,884.53	$0.00	$0.00	$529,966,818.11

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 –12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49– 60 Months	Total
2/28 ARM (Libor)	59.38%	3.82%	36.54%	0.26%	0.00%	0.00%	47.17%
3/27 ARM (Libor)	32.40	1.77	5.61	60.22	0.00	0.00	43.18
Fixed Rate	34.45	3.68	0.66	61.22	0.00	0.00	9.20
5/25 ARM (Libor)	0.00	0.00	3.85	96.15	0.00	0.00	0.45
Balloon	100.00	0.00	0.00	0.00	0.00	0.00	0.01
Total:	45.18%	2.90%	19.73%	32.18%	0.00%	0.00%	100.00%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Description
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	1,402	$278,447,173.47	52.54%	6.341%	89.06%	713	77.18%	29.20%
None	1,213	239,442,031.01	45.18	6.599	92.96	713	78.08	25.24
6 Mo. Int. on 80% of UPB	23	8,025,086.54	1.51	5.766	100.00	734	80.00	31.38
Other	26	4,052,527.09	0.76	6.567	63.51	698	78.38	47.18
Total:	2,664	$529,966,818.11	100.00%	6.451%	90.79%	713	77.64%	27.58%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Limited	1,208	$253,334,627.28	47.80%	6.527%	96.36%	711	78.59%	0.00%
Full	873	146,157,286.30	27.58	6.185	84.97	720	77.99	100.00
No Documentation	309	65,594,486.27	12.38	6.507	91.68	713	75.38	0.00
Stated	274	64,880,418.26	12.24	6.693	81.22	707	75.42	0.00
Total:	2,664	$529,966,818.11	100.00%	6.451%	90.79%	713	77.64%	27.58%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Full Doc Loans:
<= 0.00	2	$348,651.00	0.24%	5.647%	100.00%	657	76.03%	100.00%
0.01 - 5.00	3	378,805.59	0.26	6.294	100.00	785	80.00	100.00
5.01 - 10.00	6	1,153,129.72	0.79	6.448	51.22	742	66.59	100.00
10.01 - 15.00	10	1,408,315.85	0.96	5.910	77.32	719	74.26	100.00
15.01 - 20.00	27	4,618,502.85	3.16	6.447	90.15	726	76.84	100.00
20.01 - 25.00	50	7,834,742.34	5.36	6.318	93.60	742	79.33	100.00
25.01 - 30.00	93	12,463,368.60	8.53	6.173	83.73	727	77.49	100.00
30.01 - 35.00	145	22,757,172.41	15.57	6.179	94.30	723	77.96	100.00
35.01 - 40.00	186	31,636,136.95	21.65	6.162	89.31	721	79.21	100.00
40.01 - 45.00	253	42,722,627.74	29.23	6.199	91.82	721	78.44	100.00
45.01 - 50.00	78	16,264,041.62	11.13	6.128	55.97	696	76.42	100.00
50.01 - 55.00	19	4,382,597.75	3.00	6.037	41.27	703	75.85	100.00
55.01 - 60.00	1	189,193.88	0.13	6.000	0.00	717	61.50	100.00
Subtotal (Full Doc):	873	$146,157,286.30	100.00%	6.185%	84.97%	720	77.99%	100.00%

Non-Full Doc Loans:
<= 0.00	453	$101,480,362.54	26.44%	6.564%	94.17%	713	76.07%	0.00%
0.01 - 5.00	4	873,540.00	0.23	5.976	100.00	715	79.79	0.00
5.01 - 10.00	14	2,334,837.93	0.61	6.798	100.00	729	79.35	0.00
10.01 - 15.00	19	2,489,260.55	0.65	6.519	85.06	712	75.78	0.00
15.01 - 20.00	48	8,640,295.47	2.25	6.348	95.02	701	77.08	0.00
20.01 - 25.00	68	11,087,334.47	2.89	6.764	94.71	709	78.02	0.00
25.01 - 30.00	136	29,076,284.78	7.58	6.535	93.83	719	77.36	0.00
30.01 - 35.00	231	44,719,573.57	11.65	6.503	92.76	711	78.41	0.00
35.01 - 40.00	319	67,187,873.60	17.51	6.630	92.03	707	77.98	0.00
40.01 - 45.00	407	92,824,878.46	24.19	6.560	95.28	709	78.70	0.00
45.01 - 50.00	87	22,226,167.03	5.79	6.317	81.00	707	76.31	0.00
50.01 - 55.00	5	869,123.41	0.23	6.541	36.64	673	65.99	0.00
Subtotal (Non-Full Doc):	1,791	$383,809,531.81	100.00%	6.552%	93.01%	710	77.51%	0.00%

Total:	2,664	$529,966,818.11	100.00%	6.451%	90.79%	713	77.64%	27.58%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Adjustable Rate Loans:
<= 5.500	274	$57,101,017.09	11.87%	5.342%	100.00%	717	77.59%	41.09%
5.501 - 6.000	567	120,470,167.80	25.04	5.818	100.00	716	77.62	31.99
6.001 - 6.500	545	107,812,582.26	22.41	6.311	100.00	719	78.76	28.53
6.501 - 7.000	492	94,431,735.23	19.63	6.799	100.00	714	78.56	21.80
7.001 - 7.500	291	58,605,449.46	12.18	7.332	100.00	717	78.43	12.61
7.501 - 8.000	133	26,040,223.45	5.41	7.802	100.00	699	78.66	9.51
8.001 - 8.500	89	16,081,469.58	3.34	8.217	100.00	714	79.26	5.33
8.501 - 9.000	5	612,648.32	0.13	8.830	100.00	663	76.84	20.87
Subtotal (ARM Loans):	2,396	$481,155,293.19	100.00%	6.440%	100.00%	716	78.26%	25.81%

Fixed Rate Loans:
<= 5.500	3	$517,681.33	1.06%	5.469%	0.00%	707	55.16%	44.78%
5.501 - 6.000	43	9,257,078.39	18.96	5.924	0.00	708	69.60	71.81
6.001 - 6.500	94	17,734,782.99	36.33	6.330	0.00	691	71.51	45.44
6.501 - 7.000	71	13,166,620.43	26.97	6.766	0.00	684	71.68	37.29
7.001 - 7.500	37	5,915,521.95	12.12	7.249	0.00	669	74.51	30.19
7.501 - 8.000	13	1,378,979.03	2.83	7.798	0.00	672	72.31	15.77
8.001 - 8.500	4	529,660.80	1.09	8.367	0.00	646	74.52	13.21
8.501 - 9.000	3	311,200.00	0.64	8.650	0.00	654	78.02	13.62
Subtotal (Fixed Rate):	268	$48,811,524.92	100.00%	6.551%	0.00%	688	71.48%	45.00%

Total:	2,664	$529,966,818.11	100.00%	6.451%	90.79%	713	77.64%	27.58%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
<= 3.000	19	$3,438,255.07	0.71%	5.427%	100.00%	703	77.76%	58.12%
3.001 - 3.500	7	1,257,756.86	0.26	6.789	100.00	697	79.94	14.31
3.501 - 4.000	12	2,724,436.12	0.57	5.966	100.00	734	71.69	30.07
4.001 - 4.500	10	4,003,521.86	0.83	6.984	100.00	734	79.51	13.59
4.501 - 5.000	2,198	429,154,770.10	89.19	6.447	100.00	716	78.42	25.22
5.001 - 5.500	42	12,593,733.00	2.62	5.984	100.00	708	78.07	59.55
5.501 - 6.000	76	21,298,162.67	4.43	6.339	100.00	716	76.82	14.35
6.001 - 6.500	16	2,920,255.05	0.61	7.501	100.00	686	76.64	22.04
6.501 - 7.000	13	3,184,161.59	0.66	7.437	100.00	677	72.45	34.71
7.001 - 7.500	2	452,392.55	0.09	7.630	100.00	706	80.00	0.00
8.501 - 9.000	1	127,848.32	0.03	8.625	100.00	647	80.00	100.00
Total:	2,396	$481,155,293.19	100.00%	6.440%	100.00%	716	78.26%	25.81%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1.500	2	$277,300.23	0.06%	6.980%	100.00%	690	80.00%	54.86%
2.000	2,228	437,654,085.84	90.96	6.470	100.00	715	78.27	24.95
3.000	157	40,641,111.17	8.45	6.122	100.00	722	78.23	34.12
5.000	2	561,549.97	0.12	5.594	100.00	674	75.94	100.00
6.000	6	1,799,995.98	0.37	6.750	100.00	691	78.57	12.22
7.000	1	221,250.00	0.05	5.375	100.00	724	75.00	100.00
Total:	2,396	$481,155,293.19	100.00%	6.440%	100.00%	716	78.26%	25.81%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1.000	223	$56,787,842.54	11.80%	6.315%	100.00%	712	76.91%	33.75%
1.500	2	277,300.23	0.06	6.980	100.00	690	80.00	54.86
2.000	2,171	424,090,150.42	88.14	6.457	100.00	716	78.44	24.73
Total:	2,396	$481,155,293.19	100.00%	6.440%	100.00%	716	78.26%	25.81%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
9.501 - 10.000	6	$1,175,649.97	0.24%	4.499%	100.00%	725	80.00%	60.80%
10.001 - 10.500	6	935,600.00	0.19	5.284	100.00	704	79.69	84.74
10.501 - 11.000	9	1,932,000.00	0.40	5.166	100.00	688	79.47	64.16
11.001 - 11.500	252	52,757,566.86	10.96	5.381	100.00	718	77.63	38.00
11.501 - 12.000	558	117,993,947.61	24.52	5.818	100.00	716	77.65	31.15
12.001 - 12.500	537	105,407,609.89	21.91	6.308	100.00	720	78.90	28.67
12.501 - 13.000	491	93,594,216.40	19.45	6.769	100.00	715	78.62	22.65
13.001 - 13.500	291	59,004,963.04	12.26	7.281	100.00	718	78.26	14.64
13.501 - 14.000	128	26,990,283.23	5.61	7.690	100.00	698	78.38	13.08
14.001 - 14.500	96	17,984,193.43	3.74	8.100	100.00	711	78.45	4.76
14.501 - 15.000	15	2,324,979.24	0.48	7.750	100.00	680	75.78	3.23
15.001 - 15.500	2	441,635.20	0.09	8.214	100.00	672	80.00	0.00
15.501 - 16.000	5	612,648.32	0.13	8.830	100.00	663	76.84	20.87
Total:	2,396	$481,155,293.19	100.00%	6.440%	100.00%	716	78.26%	25.81%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
<= 5.500	2,208	$434,680,622.38	90.34%	6.425%	100.00%	716	78.48%	26.50%
5.501 - 6.000	61	16,413,256.69	3.41	5.831	100.00	721	76.87	30.19
6.001 - 6.500	29	8,391,100.79	1.74	6.200	100.00	713	75.57	18.92
6.501 - 7.000	32	8,914,789.44	1.85	6.762	100.00	706	76.28	14.69
7.001 - 7.500	25	5,463,676.88	1.14	7.283	100.00	690	76.23	12.79
7.501 - 8.000	25	4,399,232.60	0.91	7.777	100.00	689	75.15	6.25
8.001 - 8.500	11	2,279,966.09	0.47	8.191	100.00	722	75.36	2.63
8.501 - 9.000	5	612,648.32	0.13	8.830	100.00	663	76.84	20.87
Total:	2,396	$481,155,293.19	100.00%	6.440%	100.00%	716	78.26%	25.81%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 12	1	$265,540.52	0.06%	5.375%	100.00%	768	80.00%	0.00%
13 - 24	1,166	243,236,015.43	50.55	6.517	100.00	716	78.37	26.97
25 - 36	1,176	227,570,406.03	47.30	6.359	100.00	715	78.17	23.93
>= 37	53	10,083,331.21	2.10	6.455	100.00	722	77.93	40.80
Total:	2,396	$481,155,293.19	100.00%	6.440%	100.00%	716	78.26%	25.81%